UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: May 30, 2024

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03          Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 30, 2024, NovaBay Pharmaceuticals, Inc. (the “Company”) filed a certificate of amendment (“Certificate of Amendment”) providing for an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to effect a reverse stock split at a ratio of 1-for-35 (the “Reverse Stock Split”). As provided in the Certificate of Amendment, the Certificate of Amendment and the Reverse Stock Split became effective at 4:15 p.m. Eastern Time on May 30, 2024. As previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 29, 2024, the Reverse Stock Split ratio and filing of the Certificate of Amendment were approved by the Company’s Board of Directors on May 28, 2024 after having received the requisite stockholder approval at the Company’s annual meeting of stockholders on May 28, 2024.

As a result of the Reverse Stock Split, every 35 shares of the Company’s issued and outstanding common stock was automatically combined into one issued and outstanding share of common stock, without any change in the par value per share. No fractional shares were issued in connection with the Reverse Stock Split. Instead, the Company issued an additional whole share to all holders who would otherwise receive a fractional share of common stock. Except for adjustments resulting from the treatment of fractional shares, each stockholder holds the same percentage of the Company’s outstanding common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The number of shares of Company common stock authorized by the Certificate of Incorporation, as amended by the Certificate of Amendment, will remain unchanged at 150,000,000 shares.

The Company’s common stock began trading on a Reverse Stock Split-adjusted basis on NYSE American at the market open on May 31, 2024. The trading symbol for the common stock will remain “NBY.” The new CUSIP number for the common stock following the Reverse Stock Split is 66987P 409.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, dated May 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: May 31, 2024